                                                                  Exhibit No. 99

                        [Banc of America Securities Logo]


                    Bank of America Mortgage Securities, Inc.
                              BOAMS 2002-6 GROUP 1
                        30 Year Jumbo Fixed Rate Product
                             Collateral Description





----------------------------------------------------------------------------------------------


Product                                                      Jumbo 30 Year Fixed
Amount                                                               350,000,000 +/-5%
Settle                                                             June 28, 2002
Gross WAC                                                                 6.930% +/-15bps
WAC Range                                        Range less than or = to 250 bps
Servicing Fee                                                             25 bps
WAM                                                                          357 +/-2 mos
Weighted Average LTV                                    less than or = to 70.00%
LTV greater than 80% and less than 90.01%                less than or = to 5.00%
LTV greater than 90%                                     less than or = to 2.00%
Maximum Loan Amount                                                   $1,250,000
Average Loan Balance                                                    $490,000 +/- $20,000

Occupancy                                        greater than 90% Owner Occupied
                                                          less than 7% Secondary
                                                           less than 2% Investor

Delinquency                                                          All Current
Property Type                                        greater than 90% SF and PUD
Documentation Type                               greater than 95% Full / Reduced
Loan Purpose                                      less than or = to 19% cash-out
State Concentration                                     less than or = to 50% CA
Zip Code Concentration                                        No Greater than 2%
Delivery Variance                                                  Plus/Minus 5%
PMI                                               All Loans greater than 80% LTV
Approximate Subordination                                                  2.75% +/-50 bps
Expected Rating Agencies                           Moody's or S & P plus 1 other

----------------------------------------------------------------------------------------------




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                 [BANK OF AMERICA SECURITIES LOGO APPEARS HERE]

                   Bank of America Mortgage Securities, Inc.
                              BOAMS 2002-6 GROUP 2
                        15 Year Jumbo Fixed Rate Product
                             Collateral Description

--------------------------------------------------------------------------------
Product                                                 Jumbo 15 Year Fixed
Amount                                                           75,000,000 +/-5%
Settle                                                        June 28, 2002
Gross WAC                                                            6.600% +/-15bps
WAC Range                               Range less than or equal to 200 bps
Servicing Fee                                                        25 bps
WAM                                                                     177 +/-2 mos
Weighted Average LTV                           less than or equal to 70.00%
LTV greater than 80% and less than 90.01%       less than or equal to 5.00%
LTV greater than 90%                            less than or equal to 2.00%
Maximum Loan Amount                                              $1,250,000
Average Loan Balance                                               $505,000 +/- $20,000

Occupancy                                   greater than 90% Owner Occupied
                                                     less than 7% Secondary
                                                      less than 2% Investor

Delinquency                                                     All Current
Property Type                                   greater than 90% SF and PUD
Documentation Type                          greater than 95% Full / Reduced
Loan Purpose                             less than or equal to 20% cash-out
State Concentration                            less than or equal to 50% CA
Zip Code Concentration                                   No Greater than 2%
Delivery Variance                                             Plus/Minus 5%
PMI                                          All Loans greater than 80% LTV
Approximate Subordination                                             1.40% +/-50 bps
Expected Rating Agencies                      Moody's or S & P plus 1 other
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.